CONSENT AND FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS CONSENT AND FIRST AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into as of July 19, 2023 (the “Amendment Date”), by and among OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 115 South Union Street, Suite 300, Alexandria, VA 22314 (in its individual capacity, “Oxford”; and in its capacity as Collateral Agent, “Collateral Agent”), the Lenders listed on Schedule 1.1 thereof from time to time including Oxford in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”), and POSEIDA THERAPEUTICS, INC., a Delaware corporation with offices located at 9390 Towne Centre Drive, Suite 200, San Diego, California 92121 (“Parent”) and VINDICO NANOBIOTECHNOLOGY LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent with offices located at 9390 Towne Centre Drive, Suite 200, San Diego, California 92121 (“US Sub”) (Parent and the US Sub, individually and collectively, jointly and severally, “Old Borrower”).

WHEREAS, Collateral Agent, Old Borrower and the Lenders party thereto from time to time have entered into that certain Loan and Security Agreement, dated as of February 22, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which the Lenders have provided to Borrower certain loans in accordance with the terms and conditions thereof; and

WHEREAS, Parent wishes to effect a voluntary liquidation and dissolution of US Sub and has requested Collateral Agent’s and Required Lenders’ consent under the Loan Agreement to remove and release US Sub from all obligations under the Loan Agreement and the Loan Documents (to which it is a party) and to the voluntary liquidation and dissolution of US Sub;

WHEREAS, Borrower, Lenders and Collateral Agent desire to amend certain provisions of the Loan Agreement and grant certain consents under the Loan Agreement as provided herein and subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Lenders and Collateral Agent hereby agree as follows:

1.
Definitions. Capitalized terms used herein but not otherwise defined shall have the respective meanings given to them in the Loan Agreement.

2.
Consent. Subject to the terms and conditions set forth herein, Collateral Agent and Required Lenders hereby consent to the:

a.
removal and release of US Sub as a Borrower under the Loan Agreement and all Loan Documents to which US Sub is a party and all ancillary documents contemplated thereunder;

b.
termination of any or all agreements, contracts, licenses and all other legally binding documents and arrangements to which US Sub is a party (including but not limited to the closing of all bank accounts of US Sub), prior to the commencement of the voluntary liquidation of the US Sub; and

c.
the voluntary liquidation of, and the dissolution of US Sub pursuant to the laws of the State of Delaware and any and all distributions from US Sub to the Parent.

3.
The Loan Agreement is hereby amended by adding the following Section 6.13 therein:

6.13
Liquidation and Dissolution of US Sub.

(a)
As soon as available but no later than July 31, 2023, Borrower must, provide evidence (which must be in such form and substance as is reasonably acceptable to Collateral Agent) to Collateral Agent of (A) commencement of the voluntary liquidation of US Sub pursuant to the laws of the State of Delaware;

and (B) the Transfer of all assets, if any, including without limitation all Intellectual Property, of the US Sub to the Parent and the termination of all licenses of Intellectual Property granted by the Parent to the US Sub.

(b)
As soon as available but no later than September 30, 2023, Borrower must provide evidence (which must be in such form and substance as is reasonably acceptable to Collateral Agent) to Collateral Agent of the dissolution of the US Sub.

4.
The Loan Agreement is hereby amended by adding the following Section 7.12 therein:

7.12 US Sub Assets. Allow or permit the aggregate value of all assets held by the US Sub to exceed $1,000 at any given time.

5.
Section 8.2(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(a) Borrower or any of its Subsidiaries fails or neglects to perform any obligation in Sections 6.2 (Financial Statements, Reports, Certificates), 6.4 (Taxes; Pensions), 6.5 (Insurance), 6.6 (Operating Accounts), 6.7 (Protection of Intellectual Property Rights), 6.9 (Notice of Litigation and Default), 6.10 (Landlord Waivers; Bailee Waivers), 6.11 (Creation/Acquisition of Subsidiaries), 6.12 (Further Assurances) or 6.13 (Liquidation and Dissolution of US Sub) or Borrower violates any covenant in Section 7; or

6.
Section 13.1 of the Loan Agreement is hereby amended by amending and restating the following definitions therein as set forth below:

“Basic Rate” is with respect to each Term Loan, the per annum rate of interest (based on a year of three hundred sixty (360) days) equal to the greater of (a) 7.94% and (b) the sum of (i) the 1-Month CME Term SOFR on the last Business Day of the month that immediately precedes the month in which the interest will accrue, (ii) 0.10% and (iii) 7.83%. Notwithstanding the foregoing, (i) in no event shall the Basic Rate for any Term Loan be less than 7.94% and (ii) upon the occurrence of a Benchmark Transition Event, Collateral Agent may, in good faith and with reference to the margin above such interest rate in this definition, amend this Agreement to replace the Benchmark with a replacement interest rate and replacement margin above such interest rate that results in a substantially similar interest rate floor and total rate in effect immediately prior to the effectiveness of such replacement interest rate and replacement margin, and any such amendment shall become effective at 5:00 p.m. Eastern time on the third Business Day after Collateral Agent has notified Borrower of such amendment. Any determination, decision or election that may be made by Collateral Agent pursuant hereto will be conclusive and binding absent manifest error and may be made in Collateral Agent’s sole discretion and without consent from any other party.

“Borrower” is Parent.

7.
Section 13.1 is hereby further amended by adding the following definitions therein in alphabetical order:

“1-Month CME Term SOFR” is the 1-month CME Term SOFR reference rate as published by the CME Term SOFR Administrator on the CME Term SOFR Administrator’s Website.

“Benchmark” is, initially, the 1-Month CME Term SOFR; provided, that if a Benchmark Transition Event has occurred with respect to the 1-Month CME Term SOFR or the then-current Benchmark, then “Benchmark” means the applicable replacement rate that has replaced the immediately preceding benchmark rate pursuant to the defined term “Basic Rate”.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a) a public statement or publication of information by or on behalf of the administrator for such Benchmark announcing that such Person has ceased or will cease to provide such Benchmark,

permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark;

(b) a public statement or publication of information by the regulatory supervisor for the administrator for such Benchmark, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for such Benchmark, a resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, which states that the administrator for such Benchmark has ceased or will cease to provide such Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark; or

(c) a public statement or publication of information by the regulatory supervisor for the administrator for such Benchmark announcing that such Benchmark is no longer representative or in compliance with the International Organization of Securities Commissions Principles for Financial Benchmarks.

“CME Term SOFR Administrator” is CME Group Benchmark Administration Limited, as administrator of the forward-looking term SOFR, or any successor administrator.

“CME Term SOFR Administrator’s Website” is the website of the CME Group Benchmark Administrator at http://www.cmegroup.com, or any successor source.

8.
Termination of Security Interest in US Sub.

(a)
With effective from the Amendment Date, other than as set forth herein and upon completion of the matters set out in paragraph (b) below, any and all security interests or pledges granted thereunder or by US Sub under the Loan Agreement and the Loan Documents shall be released and any and all Obligations of US Sub under the Loan Documents shall be discharged in full.

(b)
Collateral Agent and Lenders agree, at the request of Borrower and at Borrower’s sole cost to do all such other acts and things necessary to give effect to the provisions of this Amendment and the full release of any lien, security interest or pledge pursuant to the Loan Documents in any jurisdictions with respect to US Sub’s assets.

(c)
With effect from the Amendment Date, Collateral Agent and Lenders authorize Borrower (or its agents, designees or representatives) to file any documents necessary to release or terminate any security interest, lien or pledge in any jurisdiction with respect to US Sub’s assets.

(d)
For the purposes of clarity, all parties hereto agree that upon this Amendment becoming effective, the US Sub shall cease to be a Borrower under the Loan Agreement and shall have no further obligation under the Loan Documents.

9.
Exhibit D to the Loan Agreement is hereby amended and restated as set forth on Exhibit A hereto.

10.
Limitation of Amendment.

a.
The amendments set forth in Sections 2 through 9 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document as amended hereby, or (b) otherwise prejudice any right, remedy or obligation which Lenders or Borrower may now have or may have in the future under or in connection with any Loan Document, as amended hereby.

b.
This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan

Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

11.
To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:

a.
Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

b.
Borrower has the power and due authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

c.
The organizational documents of Borrower delivered to Collateral Agent on the Effective Date, and updated pursuant to subsequent deliveries by the Borrower to the Collateral Agent, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

d.
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

e.
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (i) any law or regulation binding on or affecting Borrower, (ii) any contractual restriction with a Person binding on Borrower, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (iv) the organizational documents of Borrower;

f.
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

g.
This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

12.
Except as expressly set forth herein, the Loan Agreement shall continue in full force and effect without alteration or amendment. This Amendment and the Loan Documents as amended hereby represent the entire agreement about this subject matter and supersede prior negotiations or agreements.

13.
The Borrower hereby remises, releases, acquits, satisfies and forever discharges the Lenders and Collateral Agent, their agents, employees, officers, directors, predecessors, attorneys and all others acting or purporting to act on behalf of or at the direction of the Lenders and Collateral Agent (“Releasees”), of and from any and all manner of actions, causes of action, suit, debts, accounts, covenants, contracts, controversies, agreements, variances, damages, judgments, claims and demands whatsoever, in law or in equity, which any of such parties ever had, now has or, to the extent arising from or in connection with any act, omission or state of facts taken or existing on or prior to the date hereof, may have after the date hereof against the Releasees, for, upon or by reason of any matter, cause or thing whatsoever relating to or arising out of the Loan Agreement or the other Loan Documents on or prior to the date hereof through the date hereof. Without limiting the generality of the foregoing, the Borrower waives and affirmatively agrees not to allege or otherwise pursue any defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights they do, shall or may have as of the date hereof, including the rights to contest: (a) the right of Collateral Agent and each Lender to exercise its rights and remedies described in the Loan Documents; (b) any provision of this Amendment or the Loan Documents; or (c) any conduct of the Lenders or other Releasees relating to or arising out of the Loan Agreement or the other Loan Documents on or prior to the date hereof.

14.
This Amendment shall be deemed effective as of the Amendment Date upon (a) the due execution and delivery to Collateral Agent of this Amendment by each party hereto, (b) delivery by Borrower of executed Secured Promissory Notes (in the form attached hereto as Exhibit A) amending and restating the Secured Promissory Notes outstanding immediately prior to this Amendment becoming effective and (c) Borrower’s payment of all Lenders’ Expenses incurred through the date hereof, which may be debited (or ACH’d) from any of Borrower’s accounts.

15.
This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument.

16.
This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Loan and Security Agreement to be executed as of the date first set forth above.

BORROWER:

POSEIDA THERAPEUTICS, INC. VINDICO NANOBIOTECHNOLOGY LLC (shall cease to be a Borrower upon this Amendment becoming effective)

By: /s/ Johanna M. Mylet
Name: Johanna M. Mylet, C.P.A
Title: Chief Financial Officer

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By: /s/ Colette H. Featherly
Name: Colette H. Featherly
Title: Senior Vice President

Exhibit A

Form of Amended and Restated Secured Promissory Note

[see attached]

AMENDED AND RESTATED SECURED PROMISSORY NOTE
(Term Loan)

[This Note amends and restates in its entirety that certain Secured Promissory Note issued by Borrower and VINDICO NANOBIOTECHNOLOGY LLC, a Delaware limited liability company (“US Sub”) to Lender on February 22, 2022 in the original principal amount of [__], in respect of which US Sub is no longer a party.]

$____________________ Dated: [DATE]

FOR VALUE RECEIVED, the undersigned, (“Borrower”) HEREBY PROMISES TO PAY to the order of OXFORD FINANCE LLC (“Lender”) the principal amount of [___________] MILLION DOLLARS ($______________) or such lesser amount as shall equal the outstanding principal balance of the Term Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Term Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated February 22, 2022 by and among Borrower, Lender, Oxford Finance LLC, as Collateral Agent, and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement. Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Principal, interest and all other amounts due with respect to the Term Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Secured Promissory Note (this “Note”). The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

The Loan Agreement, among other things, (a) provides for the making of a secured Term Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.2 (c) and Section 2.2(d) of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Term Loan, interest on the Term Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of California.

The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent. Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation. Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

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IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

POSEIDA THERAPEUTICS, INC.

By
Name:
Title:

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By